SEVENTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

          This Seventh Amendment to Loan and Security Agreement is entered into as of June 30, 2003 (the “Amendment”), by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA (“Bank”) and MAXWELL TECHNOLOGIES, INC. (“Parent”) and MML ACQUISITION CORP. (individually, a “Borrower” and collectively, the “Borrowers”).

RECITALS

          Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of February 26, 2001, as amended from time to time, including but not limited to by that certain Amendment to Loan and Security Agreement dated as of May 25, 2001, that certain Second Amendment to Loan and Security Agreement dated as of June 18, 2001, that certain Third Amendment to Loan and Security Agreement dated as of December 21, 2001 (the “Third Amendment”), that certain Fourth Amendment to Loan and Security Agreement dated as of July 2, 2002, that certain Fifth Amendment to Loan and Security Agreement dated as of August 13, 2002, and that certain Sixth Amendment to Loan and Security Agreement dated as of October 31, 2002 (collectively, the “Loan Agreement”).

          In addition, Bank agreed to make the Term Loan (as defined in the Third Amendment) to Parent under the terms and conditions set forth in the Term Loan Agreement, the Note, Addendum to Note, and Environmental Indemnity (each as defined in the Third Amendment and dated as of December 21, 2001) (collectively, the “Term Loan Agreements”).  Parent’s obligations under the Term Loan Agreements are secured by the Collateral as well as by a Deed of Trust, Security Agreement, and Fixture Filing (With Assignment of Rents and Leases) recorded on December 26,2001, as File Number 2001-0954268, in the office of the County Recorder of San Diego County, California (the “Deed of Trust”), an Assignment of Real Property Leases and Rents (the “Assignment”), and a UCC fixture filing, each dated as of December 21, 2001.  The Loan Agreement, the Term Loan Agreements, the Deed of Trust and the Assignment are collectively referred to herein as the Loan Documents.

          The parties desire to amend the Loan Documents in accordance with the terms of this Amendment.

          NOW, THEREFORE, the parties agree as follows:

          1.          Section 6.10 of the Loan Agreement hereby is amended in its entirety to read as follows:

“6.10 Tangible Net Worth. Borrowers shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than Eighteen Million Dollars ($18,000,000).”

          2.          Exhibit D to the Loan Agreement hereby is replaced by Exhibit D attached hereto.

          3.          In consideration of the foregoing amendment, Borrowers agree to pay and perform each and all of the conditions and covenants required to be performed by Borrowers pursuant to the Loan Documents.

          4.          Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Documents.  The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Loan Documents, as in effect prior to the date hereof.  Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Loan Documents.

          5.          Each Borrower represents and warrants that the representations and warranties contained in the Loan Documents are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

          6.          This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          7.          As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a)         This Amendment, duly executed by the Borrowers;

          (b)         An amount equal to all Bank Expenses incurred to date, which amount may be debited from any of Borrower’s account no. 1891-382036; and

          (c)         Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXWELL TECHNOLOGIES, INC.

By: /s/ [illegible]

Title: VP CFO

MML ACQUISITION CORP.

By: /s/ [illegible]

Title: VP CFO

COMERICA BANK

By: /s/ [illegible]

Title: Vice President

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	MAXWELL TECHNOLOGIES, INC., MML ACQUISITION CORP.

          The undersigned authorized officer of MAXWELL TECHNOLOGIES, INC. (“Parent”) on behalf of Parent and MML ACQUISITION CORP. (collectively, “Borrowers”) hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the “Agreement”), (i) Borrower(s) are in complete compliance for the period ending ____________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct in all material respects as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Quarterly financial statements	Quarterly within 45 days	Yes	No
Annual (CPA Audited)	FYE within 90 days	Yes	No
10K & 10Q	within 5 days of filing	Yes	No
IP Report	Within 30 days of 2/1 and 8/1	Yes	No

Financial Covenant	Required	Actual	Complies

Maintain monthly:
Minimum Tangible Net Worth	$ 18,000,000	$_______	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:

Sincerely,	AUTHORIZED SIGNER
Date:

Verified:

SIGNATURE	AUTHORIZED SIGNER

Date:

TITLE
Compliance Status Yes No
DATE

[Illegible initials]